Ed Barry Chief Executive Officer Scot Browning Alan Jackson President Chief Financial Officer December 31, 2019 Financial Review 1

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2018 Annual Report on Form 10-K of Capital Bancorp, Inc. filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non- GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

Table of Contents Page I. Introduction to Capital Bancorp (CBNK) 4 II. Investment Opportunity 5 A. Market Dynamics 6 B. Experienced Management Team 7 C. Strategy That Delivers Performance 8 D. Innovation Driven, Fee Based Businesses 19 E. Building Earnings Momentum 24 III. Appendix - Non-GAAP Reconciliations 26 3

Capital Bancorp, Inc. (NASDAQ - CBNK) Franchise Highlights Footprint Corporate Headquarters - Rockville, Unaudited Balance Sheet ($M, except per share amounts) December 31, 2019 Quarter Result Assets $ 1,428 8.9 % QoQ Loans 1,171 2.7 % QoQ Deposits 1,225 10.2 % QoQ Quarterly Financial Performance Earnings per Share, Diluted $ 0.36 12.4 % QoQ ROAA 1.48% 4.3 % QoQ ROATCE 15.32% 9.1 % QoQ Tangible Book Value per Share $ 9.60 3.5 % QoQ Efficiency Ratio 70.10% -165 bps Net Interest Margin 5.33% -50 bps Corporate Timeline 4

Investment Opportunity • The Washington, D.C. and Baltimore, MD MSAs make up one of the largest and wealthiest regions in the U.S. Operate in • Consolidation creates new opportunities for customer and talent Exceptional acquisition Markets • Market insulated from economic downturns by federal government presence Entrepreneurial • Experts in their fields combining large bank and community bank skills Management • Capabilities in data, analytics, marketing and technology Team • Significant board and management ownership • Profitability has consistently exceeded community banking peers Consistently • Entrepreneurial culture with a disciplined strategic approach High Performing • Strong organic balance sheet growth Community Bank • Superior asset quality Innovation • Secured credit card and mortgage divisions drive high fee income Driven, Fee • Proprietary technology and analytics Based • Digital enabled marketing Businesses Building • Significant investments in core deposit generation and commercial sales Earnings force Momentum • Scalable OpenSky® infrastructure and investment in analytics 5

Thinking Ahead

Exceptional Markets

Median Household Income by County ($000)


63
83
108
128
124
U.S.
Washington, D.C.
Montgomery, MD
Howard, MD
Fairfax, MD

Growth of Capital Bank Cities of Operation[2]

Pop. Growth 2010-Current


7%
12%
U.S.
Capital

Est. Pop. Growth Next Five Years


4%
5%
U.S.
Capital

Washington, D.C. – Baltimore, MD Market

- Recent M&A in market creating disruptions and creating opportunities to acquire talent and customers
- Total population of more than 9.1 million
- Includes the four wealthiest counties in the U.S. (as measured by median HH income)
- Combined GDP of $722 billion (would rank 3rd nationally among U.S. MSAs)
- Washington D.C. MSA added 52,300 jobs between Oct 2018 and Oct 2019[1]
- Approximately 45% of the combined population of the Washington, DC and Baltimore, MD MSAs has a college degree[3]
- Home to 15 companies from the 2017 Fortune 500 list and 5 of the U.S.'s largest 100 private companies, including the most recently, Amazon's HQ2
- Significant opportunity to take market share from large, out of market players: Top 6 banks in both Washington, D.C. and Baltimore, MD MSAs are $50B+ institutions

Source: S&P Global Market Intelligence, Bureau of Labor Statistics and GMU Center for Regional Analysis.
1. Data is not seasonally adjusted.
2. Represents aggregate population growth of Capital's cities of operation. Cities of operation defined as cities where the Company has a full service branch location.
3. Determined as the percentage of the population with a bachelor's degree or higher.

CAPITAL BANCORP, INC. 6

Thinking Ahead

Experienced Management Team



Edward F. Barry
Chief Executive Officer
Joined 2012

- Prior to joining Capital Bank, Mr. Barry held senior positions at Capital One Bank, Bank of America, and E&Y/Capgemini where he held a variety of roles primarily focusing on marketing, data, analytics and strategy
- Recognized in 2017 as E&Y's Entrepreneur of the Year, Mid-Atlantic Region[(1)]



Scot R. Browning
President
Joined 2002

- Currently oversees the commercial lending department, which has grown from $13.7 million to over $928.4 million in funded loans during his tenure
- 30 years of banking experience primarily in commercial lending
- Prior leadership roles with United Bank, F&M Bank Allegiance and Century National Bank



Alan W. Jackson
Chief Financial Officer
Joined 2017

- Mr. Jackson has more than 30 years of financial services experience including previously serving as CFO of two publicly traded banks
- Prior to joining Capital Bank, Mr. Jackson was a Senior Managing Director with FinPro and spent 5 years with Banker's Dashboard & S&P Global Market Intelligence



Karl Dicker
Chief Operating Officer
Joined 2018

- Prior to joining Capital Bank, Mr. Dicker spent 16 years with Capital One Bank rising to Senior Vice President where he led Treasury Management Strategy, Marketing & Analytics and served as Head of Enterprise Payments
- Key experience also includes core system and CRM implementations, sales enablement, banking innovation, data and analytics

(1) Financial Services category.

CAPITAL BANCORP, INC. 7

Unique Strategy Consistently Drives Performance Disciplined Business Strategy Total Assets ($M) CAGR: 19.6% ∙ Deliver premium, advice-based solutions to our customers $1,428 $1,105 ∙ Leverage technology to $1,026 differentiate products and $906 services through customization $743 $619 $489 ∙ Instill a sales-focused, entrepreneurial culture 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 8

Diversified Lines of Business Commercial OpenSky® Secured Residential Mortgage Banking Credit Card Origination ∙ Approximately $1.3 billion of ∙ $46.4 million loan portfolio ∙ 2.70% QTD GOS margin assets Credit related consumer ∙ ∙ 29% QTD purchase volume ∙ Provide sophisticated advice product secured by deposits and exceptional client service ∙ High yield plus fee income and ∙ MD, VA and DC comprise 67% ∙ Target customers with complex significant NIB deposits of origination volume financial needs ∙ Differentiated consumer ∙ Recent hires focused on ∙ Loan officers are trusted business line purchased money originations advisors to their clients ∙ Originated nationwide through and niche products ∙ Value proposition proven by digital channels significantly greater than peer Proprietary web/mobile loan yield with comparable risk ∙ origination platform Loans Held for Investment ($M) Number of Cards Outstanding (000s) Mortgage Volume ($M) & Gain on Sale $1,171 $854 $1,000 223.4 $755 $887 $763 170.0 $592 $639 149.2 $436 96.4 $335 2.21% 3.02% 63.4 1.91% 2.76% 1.58% 2015Y 2016Y 2017Y 2018Y 2019Y 2015Y 2016Y 2017Y 2018Y 2019Y 2015Y 2016Y 2017Y 2018Y 2019Y 9

Leveraging the Power of Technology

Thinking Ahead

Internally Developed Technology Solutions

- In-house development team
- Apollo customer acquisition system developed for OpenSky® provides automated work flows for digital account applications processes
- In-house staff participates in business development calls and designs bespoke technology solutions for customers to enhance their operational efficiency
- Proprietary data warehouse built to run analytics and identify opportunities

Proprietary Business Analytics

- OpenSky®:
  - Proprietary customer behavior scoring (B-Score)
  - Algorithmic, selective credit line increases (CLIP program)
  - Net present value driven models drive product and marketing decisions
- Internally developed commercial credit stress testing that tracks micro market performance

Web and Mobile Enabled Platforms

- Social media driven OpenSky® and mortgage marketing programs
- User-friendly OpenSky® mobile application; 82% of applications are submitted on mobile devices using a digital platform
- Online marketing campaigns are closely tracked and analyzed to assess efficacy and ensure commercial effectiveness
- QuickClose digital mortgage platform launched in fourth quarter 2018

CAPITAL BANCORP, INC. 10

Consistently High Performing ROAA (%) vs. Peer ROATCE (%) vs. Peer 1.38% 14.75% 1.22% 14.41% 13.94% 13.94% 1.17% 13.66% 1.13% 1.10% 1.02% 5.46% 10.97% 0.50% 0.83% 0.80% 8.72% 8.78% 0.65% 7.13% 2015Y 2016Y 2017Y 2018Y 2019Y 2015Y 2016Y 2017Y 2018Y 2019Y ROAA ROAA, as Adjusted (1) Peer Median (2) ROATCE ROATCE, as Adjusted (1) Peer Median (2) 2017 earnings impacted by $2.3 million of pre-tax, one-time data processing conversion costs, $2.4 million of pre-tax, non-recurring forgone interest and fees and a $1.4 million deferred tax asset revaluation. (1) ROAA, as Adjusted and ROATCE, as Adjusted are non-GAAP measures and exclude $4.2 million of non-recurring charges and lost revenue. Please refer to the non-GAAP schedules 11 included in the Appendix to this presentation for a reconciliation of this measure. (2) Peer group consists of major exchange traded (“MET”) banks with most recent quarter assets less than $2.0 billion. Peer data per S&P Global Market Intelligence.

Loan Portfolio Total Loans HFI ($M) Loan Composition CAGR: 19.2% $1,171 Non-Owner Occ. CRE: 15% $1,000 Owner Occupied CRE: 14% $887 $763 Construction: 17% Com'l & Ind: 13% $639 $506 Credit Card: 4% $408 Other Consumer: 0% Residential R.E.: 37% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y ∙ Owner-occupied commercial real estate "CRE" loans make up approximately 46% of total CRE ∙ Residential real estate loans consist primarily of investment 1-4 family property (rentals) ∙ Regular portfolio stress testing includes analyzing the construction portfolio for declines in property values 12

Balanced Loan Portfolio Fixed vs. Floating Rate Loan Mix Yield on Loans 7.37% 7.12% Adjustable: 18.1% 6.45% 6.44% 6.18% Fixed: 35.3% 5.78% 5.76% 5.76% 5.91% 5.57% 4.79% 4.86% 4.62% 4.66% Variable: 46.6% 2015Y 2016Y 2017Y 2018Y 2019Y Adjustable Variable Fixed Loan Yield ex Card Loan Yield Peer Median (2) ∙ Short duration loan portfolio well positioned for current interest rate environment ◦ 20% of the loan portfolio re-prices within three months and 38% re-prices within one year(1) ∙ Loan yields, excluding the credit card portfolio, have consistently averaged nearly 100bps above local peers since 2015 (1) Data excludes loans held for sale. (2) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 13

Deposit Portfolio Composition Core Deposit Momentum Deposit Portfolio Composition ($1,225M) • Recruiting deposit sales teams, including fiduciary salespeople, from recently acquired competitors Noninterest Bearing: 23.8% Interest bearing driving core deposit growth demand: 14.2% • Customizing solutions for clients, including fiduciary Savings: 0.3% and non-profit organizations, to generate low-cost business deposit accounts • Selectively adding full service branches to support Time Deposits areas with high customer concentration >$100K: 24.3% Money Market: 35.0% • OpenSky® provides a unique channel for generating Time Deposits non-interest bearing deposits <$100K: 2.4% Non-time Deposit Growth ($M) Cost of Deposits CAGR: 22% 1.34% $78 1.08% $820 $60 $54 $620 0.76% 0.68% $39 $534 0.59% 0.79% $28 $443 $372 0.52% 0.45% 0.49% 2015Y 2016Y 2017Y 2018Y 2019Y 2015Y 2016Y 2017Y 2018Y 2019Y Other Non-time Deposits Credit Card Deposits Cost of Deposits Peer Median (1) CAGR measured from 12/31/15 through 12/31/19. (1) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 14

Delivering Superior Net Interest Margin

Thinking Ahead

Net Interest Margin[2]


5.41%
5.59%
5.02%
5.18%
5.37%
5.59%
5.60%
3.93%
3.97%
4.01%
3.73%
3.72%
3.68%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
Net Interest Margin
Peer Median (1)

Net Interest Margin, excluding Credit Card Loans


4.60%
4.53%
4.31%
4.28%
4.26%
2015Y
2016Y
2017Y
2018Y
2019Y

- Deliver real, advice-based solutions to complex credit needs rather than acting as the low-cost provider (largely avoid bid situations)
- Specifically target customers with complex credit needs
- Net interest margin is enhanced by OpenSky® card returns and deposit contribution
- Consistently collect loan fees

1. Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.
2. 2017Y represents Net Interest Margin, as Adjusted and is a non-GAAP measure adjusted for the impact of non-recurring foregone interest and fees related to the OpenSky® data processing conversion. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.

CAPITAL BANCORP, INC.
15

Efficiency Ratio



Thinking
Ahead



Efficiency Ratio(1)
70.0%
66.1%
70.0%
65.0%
71.6%
63.6%
68.6%
62.0%
73.9%
6.1%
58.2%
73.2%
59.3%
72.3%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
Efficiency Ratio
Peer Median (2)

Recent investments driving a positive long-term impact on efficiency:

- Credit card data processing conversion has elevated expenses but positioned the business line for the long-term
- Hired significant deposit gathering business development officers since the beginning of 2017 to support core funding growth
- Reston, VA and Columbia, MD branch locations opened in Q2 2017 and Q2 2018, respectively

Efficiency ratio is a non-GAAP measure. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.

1. 2017Y includes Efficiency Ratio, as Adjusted and is a non-GAAP measure adjusted for the impact of $2.4M of non-recurring foregone interest and fees and $2.3 million of non-recurring data processing expenses related to the OpenSky data processing conversion. Please refer to the non-GAAP schedules included in the Appendix for a reconciliation of this measure.
2. Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

CAPITAL BANCORP, INC.
16

Superior Asset Quality Metrics Nonperforming Loans ($M) Nonperforming Assets / Assets Commercial and 1.58% Industrial: $0.47 1.10% 0.80% 0.90% Residential Real Commercial Real 0.51% 0.54% 0.50% 0.68% 0.44% Estate: $1.67 Estate: $2.57 0.63% 0.59% 0.44% 0.29% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y NPAs /Assets Peer Median (2) Commercial Real Estate NCOs(1) Net Charge-offs / Average Loans 0.33% 0.13% 0.09% 0.08% 0.07% 0.06% 0.05% 0.05% 0.15% 0.03% 0.10% 0.09% 0.09% 0.01% 0.01% 0.07% 0.07% 0.02% —% (0.01)% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y CRE NCOs / Avg CRE Loans Peer Average (2) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y (1) Commercial RE includes all construction and commercial real estate loans. (2) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. 17

CRE Concentration Levels CRE / Total Risk Based Capital ("RBC") Breakdown 340% 342% 305% 194% 241% 172% 148% 133% 99% Peer Average Capital Bank, N.A. Capital Bancorp, Inc. Construction / RBC Non-Owner Occupied CRE / RBC ∙ Construction lending is a historical core competency focused on single family homes and individual condo and townhouse conversions to established builders ∙ Loan to value limits of 75% for investor and 80% for owner-occupied construction lending ∙ Construction loans provide a short-duration, high-yield asset class, plus loan fee income, which supports asset sensitivity ∙ Deep expertise in CRE and real estate development at the Board level (1) Source: S&P Global Market Intelligence. Data as of 9/30/19. Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Represents bank-level regulatory data. 18

Diversified Revenue Model Net Revenue ($M)(1) CAGR: 17% $92.0 $74.3 $66.4 $63.2 $48.6 $41.2 $35.5 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y Noninterest Income to Net Revenue(1) OpenSky & Church Street Mortgage contribute to fee income levels in excess of peer median 32.40% 30.70% 28.70% 27.80% 26.64% 22.80% 22.10% 11.10% 9.70% 9.60% 9.00% 9.00% 9.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y Capital Bank Peer Median (2) (1) ® 2017Y data is based on Adjusted Revenue which is a non-GAAP measure adjusted for the impact of $2.4 million of non-recurring foregone interest and fees related to the OpenSky data processing conversion. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure. 19 (2) Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

OpenSky® Secured Credit Card Division Customer Demographics Number of Outstanding Accounts (000s) Underserved by traditional credit products ∙ CAGR: 41% 223.4 ∙ Poor or nonexistent credit history ∙ Nationwide customer base 170.0 149.2 ∙ Minimum initial deposit of $200 and maximum initial deposit of $3,000 per 96.4 card and $5,000 per individual 63.4 Value Proposition 38.9 28.3 ∙ Help customers repair or create acceptable credit history 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y ∙ Functions as a traditional VISA credit card Credit Card Loans & Deposits ($M) Technology driven Loan CAGR: 36% ∙ Nationwide web and mobile platform – Deposit CAGR:33% 82% of applications are submitted on mobile devices using adaptive digital $78.2 platform $60.0 $53.6 ∙ Perform proprietary analytics on customer base to monitor and innovate the portfolio $39.1 $27.8 $18.4 $14.1 $7.4 $9.6 $13.8 $20.4 $31.5 $34.7 $46.4 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y Loans Collateral Deposits CAGRs measured from 12/31/13 through 12/31/19 20

Capital Bank Home Loan Division

Thinking Ahead

Purchase vs. Re-finance Volume & GOS Margin


$2.9B
$0.4B
$0.3B
$0.5B
77.6%
47.5%
20.6%
71.1%
1.5%
1.8%
2.8%
2.7%
22.4%
52.5%
79.4%
28.9%
2013Y - 2016Y
2017Y
2018Y
2019Y
Purchase Volume
Re-finance Volume
GOS Margin

- Increased sales staffing over past 18 months to combat industry headwinds
- Production hires since the beginning of 2017 focused on niche products and purchase originations
- Right sizing of business model has led to profitability across the entire cycle
- Positioning allows for capture of refinance activity in current market conditions
- MD, VA and Washington, D.C. represent 67% of origination volume within our primary market areas
- National technology-enabled consumer direct marketing efforts, including social media campaigns
- Launched digital mortgage platform to capture online leads, drive new customer experience, streamlining processes and costs

CAPITAL BANCORP, INC.
21

Consistent Quarterly Performance Loans ($M) Assets ($M) $1,428 $1,171 $1,140 $1,311 $1,056 $1,234 $1,000 $1,008 $1,105 $1,124 Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Deposits ($M) Equity ($M) $133 $128 $1,225 $123 $119 $1,112 $115 $1,037 $955 $968 Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 22

Consistent Quarterly Performance Net Interest Margin Efficiency Ratio 76.08% 5.79% 5.83% 72.18% 5.46% 5.46% 71.34% 71.75% 5.33% 70.10% Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Return on Average Assets (1) Return on Average Tangible Common Equity (1) 1.48% 1.42% 1.39% 15.32% 1.27% 1.22% 14.04% 13.23% 12.26% 11.39% Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 (1) Data is annualized. 23

Building Earnings Momentum Earnings per Share (EPS) Growth Tangible Book Value per Share (TBV) Growth Capital CAGR: 10.9%(1) Capital CAGR: 13.3%(2) Peer CAGR: 5.5% $1.21 Peer CAGR: 7.0% $0.36 $9.60 $1.02 $0.99 $8.38 $0.37 $0.84 $6.94 $0.85 $0.32 $0.74 $6.35 $0.69 $0.80 $0.65 $0.76 $5.83 $0.72 $6.35 $0.68 $5.25 $6.02 $0.65 $0.62 $5.61 $4.53 $5.22 $4.87 $0.29 $4.53 $0.24 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y EPS, diluted EPS, as Adjusted(3) Indexed Peer Growth TBV per Share (3) Indexed Peer Growth Peer group consists of: EGBN, SASR, OLBK, ANCX, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence. Note: 2013 earnings per share for Capital excludes bargain purchase gains. (1) Based on EPS, as adjusted for 2017. CAGR represents the period from 2013 through 12/31/19.. (2) 24 EPS, as Adjusted, is a non-GAAP measure and excludes $4.2 million of non-recurring charges and lost revenue. (3) Tangible book value per share and EPS, as Adjusted, are non-GAAP measures. Refer to the non-GAAP schedules included in the Appendix for a reconciliation of these measures.

Conclusions ∙ Operate in Premier Markets ∙ Entrepreneurial Management Team ∙ Consistently High Performing Community Bank ∙ Innovation Driven, Fee Based Businesses ∙ Building Earnings Momentum 25

Appendix 26

ROATCE and ROATCE, as Adjusted Reconciliations

Thinking Ahead

"**Return on average tangible common equity**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus the amortization of intangible assets (net of taxes) divided by average total equity net of average intangible assets.

Return on Average Tangible Common Equity

Dollars in Thousands	Year Ended December 31, 2013	2014	2015	2016	2017	2018	Quarter Ended December 31, 2019	Year to Date December 31, 2019
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 5,073	$ 16,895
Less: Bargain Purchase Gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Intangible Asset Amortization, net of taxes	33	20	14	10	—	—	—	—
Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted	$ 5,814	$ 6,813	$ 7,506	$ 9,451	$ 7,109	$ 12,767	$ 5,073	$ 16,895
Average Total Equity	36,965	45,775	53,883	65,590	76,543	91,590	131,409	123,657
Less: Average Preferred Equity	—	—	—	—	—	—	—	—
Less: Average Intangible Assets	(84)	(53)	(26)	(8)	—	—	—	—
Average Tangible Common Equity	$ 36,881	$ 45,722	$ 53,857	$ 65,582	$ 76,543	$ 91,590	$ 131,409	$ 123,657
Return on Average Tangible Common Equity	15.76 %	14.90 %	13.94 %	14.41 %	9.29 %	13.94 %	15.32 %	13.66 %

"**Return on average tangible common equity, as adjusted**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, plus the amortization of intangible assets (net of taxes), divided by average total equity, net of average intangible assets.

Return on Average Tangible Common Equity, as Adjusted

Dollars in Thousands	Year Ended December 31, 2013	2014	2015	2016	2017	2018	Quarter Ended December 31, 2019	Year to Date December 31, 2019
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 5,073	$ 16,895
Less: Bargain Purchase Gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Add Non-recurring data processing expenses	—	—	—	—	2,275	—	—	—
Add: Non-recurring deferred tax revaluation	—	—	—	—	1,386	—	—	—
Less: Tax impact of conversion related items	—	—	—	—	(1,847)	—	—	—
Net Income, as Adjusted	$ 5,781	$ 6,793	$ 7,492	$ 9,441	$ 11,293	$ 12,767	$ 5,073	$ 16,895
Add: Intangible asset amortization, net of taxes	33	20	14	10	—	—	—	—
Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted	$ 5,814	$ 6,813	$ 7,506	$ 9,451	$ 11,293	$ 12,767	$ 5,073	$ 16,895
Average Total Equity	$ 36,965	$ 45,775	$ 53,883	$ 65,590	$ 76,543	$ 91,590	$ 131,409	$ 123,657
Less: Average Preferred Equity	—	—	—	—	—	—	—	—
Less: Average Intangible Assets	(84)	(53)	(26)	(8)	—	—	—	—
Average Tangible Common Equity	$ 36,881	$ 45,722	$ 53,857	$ 65,582	$ 76,543	$ 91,590	$ 131,409	$ 123,657
Return on Average Tangible Common Equity, as Adjusted	15.76 %	14.90 %	13.94 %	14.41 %	14.75 %	13.94 %	15.32 %	13.66 %

CAPITAL BANCORP, INC. 27

ROAA and NIM, as Adjusted Reconciliations

Thinking Ahead

"**Return on average assets, as adjusted**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, divided by average total assets.

Return on Average Assets, as Adjusted

Dollars in Thousands	Year Ended December 31,						Quarter Ended	Year to Date
	2013	2014	2015	2016	2017	2018	December 31, 2019	December 31, 2019
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 5,073	$ 16,895
Less: Bargain Purchase Gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Add Non-recurring data processing expenses	—	—	—	—	2,275	—	—	—
Add: Non-recurring deferred tax revaluation	—	—	—	—	1,386	—	—	—
Less: Tax impact of conversion related items	—	—	—	—	(1,847)	—	—	—
Net Income, as Adjusted	$ 5,781	$ 6,793	$ 7,492	$ 9,441	$ 11,293	$ 12,767	$ 5,073	$ 16,895
Average Total Assets	$ 471,400	$ 541,934	$ 679,595	$ 832,619	$ 964,946	$ 1,045,732	$ 1,359,840	$ 1,219,909
Return on Average Assets, as Adjusted	1.23 %	1.25 %	1.10 %	1.13 %	1.17 %	1.22 %	1.48 %	1.38 %

"**Net interest margin, as adjusted**" is a non-GAAP measure defined as net interest income, plus non-recurring foregone interest and fees, divided by average interest earning assets.

Net Interest Margin, as Adjusted

Dollars in Thousands	Year Ended December 31,						Quarter Ended	Year to Date
	2013	2014	2015	2016	2017	2018	December 31, 2019	December 31, 2019
Net Interest Income	$ 25,327	$ 29,717	$ 33,676	$ 42,759	$ 48,911	$ 57,888	$ 18,052	$ 67,509
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Net Interest Income, as Adjusted	$ 25,327	$ 29,717	$ 33,676	$ 42,759	$ 51,281	$ 57,888	$ 18,052	$ 67,509
Average interest earning assets	$ 467,772	$ 531,505	$ 671,275	$ 825,676	$ 955,479	$ 1,035,731	$ 1,344,798	$ 1,204,863
Net Interest Margin, as Adjusted	5.41 %	5.59 %	5.02 %	5.18 %	5.37 %	5.59 %	5.33 %	5.60 %

CAPITAL BANCORP, INC. 28

Adjusted Revenue & Noninterest Income to Adjusted Revenue and Efficiency Ratio, as Adjusted Reconciliations

Thinking Ahead

Net revenue for 2017 has been adjusted to exclude the impact of non-recurring foregone interest and fees and as such is considered a non-GAAP measure.

Adjusted Revenue and Noninterest Income to Adjusted Revenue

Dollars in Thousands	Year Ended December 31, 2013	2014	2015	2016	2017	2018	Quarter Ended December 31, 2019	Year to Date December 31, 2019
Noninterest Income	$ 10,171	$ 11,442	$ 14,929	$ 20,473	$ 15,149	$ 16,124	$ 7,278	$ 24,518
Net Interest Income	25,327	29,717	33,676	42,759	48,911	57,888	18,052	67,509
Add: Noninterest Income	10,171	11,442	14,929	20,473	15,149	16,124	7,278	24,518
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Adjusted Revenue	$ 35,498	$ 41,159	$ 48,605	$ 63,232	$ 66,430	$ 74,012	$ 25,330	$ 92,027
Noninterest Income to Adjusted Revenue	28.65 %	27.80 %	30.71 %	32.38 %	22.80 %	21.70 %	28.73 %	26.64 %

"**Efficiency ratio, as adjusted**" is a non-GAAP measure defined as total noninterest expense less non-recurring data processing expenses, divided by the sum of net interest income, noninterest income and non-recurring foregone interest and fees.

Efficiency Ratio, as Adjusted

Dollars in Thousands	Year Ended December 31, 2013	2014	2015	2016	2017	2018	Quarter Ended December 31, 2019	Year to Date December 31, 2019
Noninterest Expense	$ 24,836	$ 28,821	$ 34,817	$ 43,380	$ 47,306	$ 54,123	$ 17,757	$ 66,525
Less: Non-recurring data processing expenses	—	—	—	—	(2,275)	—	—	—
Adjusted Noninterest Expense	24,836	28,821	34,817	43,380	45,031	54,123	17,757	66,525
Net Interest Income	25,327	29,717	33,676	42,759	48,911	57,888	18,052	67,509
Add: Noninterest Income	10,171	11,442	14,929	20,473	15,149	16,124	7,278	24,518
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Adjusted Revenue	$ 35,498	$ 41,159	$ 48,605	$ 63,232	$ 66,430	$ 74,012	$ 25,330	$ 92,027
Efficiency Ratio, as Adjusted	69.96 %	70.02 %	71.63 %	68.60 %	67.79 %	73.13 %	70.10 %	72.29 %

CAPITAL BANCORP, INC. 29

Diluted Earnings Per Share, as Adjusted and Tangible Book Value per Share Reconciliations

Thinking Ahead

"**Diluted earnings per share, as adjusted**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, divided by the diluted weighted average shares outstanding.

Diluted Earnings per Share, as Adjusted

Dollars in Thousands except Share Items	Year Ended December 31, 2013	2014	2015	2016	2017	2018	Quarter Ended December 31, 2019	Year to Date December 31, 2019
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 5,073	$ 16,895
Less: Bargain Purchase Gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Add Non-recurring data processing expenses	—	—	—	—	2,275	—	—	—
Add: Non-recurring deferred tax revaluation	—	—	—	—	1,386	—	—	—
Less: Tax impact of conversion related items	—	—	—	—	(1,847)	—	—	—
Net Income, as Adjusted	5,781	6,793	7,492	9,441	11,293	12,767	5,073	16,895
Add: Convertible debt interest expense	281	281	281	—	—	—	—	—
Net Income, as Adjusted for Diluted EPS	$ 6,062	$ 7,074	$ 7,773	$ 9,441	$ 11,293	$ 12,767	$ 5,073	$ 16,895
Diluted Weighted Average Shares Outstanding	9,337	10,280	10,488	11,289	11,428	12,462	14,091	13,969
Diluted Earnings per Share, as Adjusted	$ 0.65	$ 0.69	$ 0.74	$ 0.84	$ 0.99	$ 1.02	$ 0.36	$ 1.21

"**Tangible book value per share**" is a non-GAAP measure defined as total stockholders' equity, less intangible assets, divided by shares of common stock outstanding.

Tangible Book Value per Share

Dollars in Thousands except Share Items	Year Ended December 31, 2013	2014	2015	2016	2017	2018	Quarter Ended December 31, 2019	Year to Date December 31, 2019
Total Stockholders' Equity	$ 42,421	$ 50,216	$ 59,657	$ 70,748	$ 80,119	$ 114,563	$ 133,331	$ 133,331
Less: Preferred Equity	—	—	—	—	—	—	—	—
Less: Intangible Assets	(72)	(39)	(17)	—	—	—	—	—
Tangible Common Equity	$ 42,349	$ 50,177	$ 59,640	$ 70,748	$ 80,119	$ 114,563	$ 133,331	$ 133,331
Period End Shares Outstanding	9,343	9,563	10,226	11,145	11,537	13,672	13,895	13,895
Tangible Book Value per Share	$ 4.53	$ 5.25	$ 5.83	$ 6.35	$ 6.94	$ 8.38	$ 9.60	$ 9.60

CAPITAL BANCORP, INC. 30